Exhibit 10.8


 [Chevron]          Ronald K. Munn, CPL/ESA        North America Upstream
  [LOGO]            Staff Landman                  Gulf of Mexico Land Division
                                                   935 Gravier Street.
                                                   New Or1eans, LA 70112
                                                   Tel 504 592 6751
                                                   Fax 504 592 7110
                                                   rkmunn@chevron.com


May 11, 2006


                                            Via Facsimile, email & DHL Overnight


Ridgewood Energy Corporation
11700 Old Katy Road
Suite 280
Houston, TX 77079

Attention. W. Greg Tabor

Re:  Proposal for Initial Test Well
     APF No UWGEX-E6O03
     OCS-G 26181 #1
     Mobile Block 946
     Satellite Prospect
     And
     Amendment to Exploration Participation Agreement, dated September 1, 2005

Gentlemen:

Pursuant to Article 4.1 of the Exploration Participation Agreement ("EPA') between Ridgewood Energy Corporation, Manager Ridgewood Energy Q Fund, LLC ("Ridgewood") and Chevron U.S.A. Inc. ("CVX"), dated September 1, 2005,
CVX hereby provides the attached informational AFE dated May 8, 2006 with the specifications for the Initial Test Well to be drilled on one of the Primary Package Prospects from the EPA Exhibit "A", the Satellite Prospect.

The Satellite Prospect Initial Test Well will be drilled from a surface location located on Lease, OCS-G 26181, in Mobile ("MO") Block 946 to a bottomhole location on this same block. The proposed well will be drilled at a new open water location to an estimated depth of 16,000' TVD with the following coordinates:

     Surface Location:
     -----------------
     6169' FNL and 6554' FWL of Mobile Block 946


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May 11, 2006
Page 2


          X = 1,133,919; Y = 10,907,590

          Long. -88:36:04.500
          Lat. 30:02:40.969

          The targets of the well include multiple objectives ranging from 14,800' TVD SS to 15,400' TVD SS.

AFE No. UWGEX-E6003 provides for a gross dry hole well cost estimate of $10,373,525 (excluding Operator's drilling well overhead rate due under the Operating Agreement, attached as Exhibit "E" to the EPA), with Ridgewood's share of that dry hole AFE estimate being $7,002,129. CVX currently plans to commence operations on this well by the latter part of May, at the earliest, depending upon the delivery tubulars and drilling rig availability.

Also attached is an Amendment to the EPA, which sets out the new Before and After Casing Point interest percentages and drilling commencement date, as agreed to by the parties via email dated May 8, 2006.

Please sign both the AFE and Amendment and return one (1) copy of each to the undersigned.

If you have any questions, please feel free to contact me at (504) 592-6751.

Sincerely,

/s/ Ronald K. Munn
------------------
Ronald K. Munn

Enclosures

                AMENDMENT TO EXPLORATION PARTICIPATION AGREEMENT
                ------------------------------------------------


                               Satellite Prospect
                Change of Before and After Casing Point Interest
                           Drilling Commencement Date



     Chevron U.S.A. Inc. ("CVX') and Ridgewood Energy Corporation, Manager Ridgewood Energy Q Fund, LLC ("Ridgewood"), hereinafter referred to as the "Parties," entered into an Exploration Participation Agreement ("EPA"), dated September 1, 2005. The EPA sets out Ridgewood's "Interest Before Casing Point" ("BCP") and Ridgewood's "Interest After Casing Point" ("ACP") in Exhibits "A" and "B"

     The Parties hereby agree to amend Ridgewood's BCP and ACP Interests, only as to the EPA's Exhibit "A" Satellite Prospect, as follows:

           Satellite Prospect
           ------------------
           Current Working Interests                   New Working Interest
           -------------------------                   ---------------------
           BCP Interest - 37.5%                        BCP Interest - 67.5%
           ACP Interest - 25.0%                        ACP Interest - 45.0%

     The Parties also agree to amend Article 4.1 of the EPA, concerning the timing for the commencement of drilling operations of the Satellite Prospect, whereby the Parties are in agreement to commence drilling operations on the Satellite Prospect Mobile 946 (OCS-G 26181) #1 Initial Test Well on or before July 1, 2006. The Parties further agree the Initial Test Well will be drilled under CVX's AFE UWGEX-E6003 dated May 8, 2006 wherein the Satellite well dry hole costs are estimated to be $10,373,525 ($7,002,129 net to Ridgewood) thereby limiting Ridgewood's BCP contribution share to $12,448,230 ($8,402,555 net to Ridgewood). Thereafter, Ridgewood will bear all other costs in the well based on its ACP Interest. Should CVX fail to commence drilling operations by July 1, 2006, Ridgewood will have the option to either 1) agree to further extend the commencement of drilling operations beyond July 1, 2006 or 2) not agree to further extend the commencement of drilling operations. If Ridgewood elects not to extend the commencement of drilling operations beyond July 1, 2006, all the EPA's rights and obligations, as applicable to the Satellite Prospect, will terminate.

     The Parties, by the execution of this Amendment, do ratify and confirm the EPA, as hereby amended, in all of its terms and provisions and agree that said EPA is now, and shall remain, in full force and effect as herein amended.

     IN WITNESS WHEREOF, this Amendment is executed and made effective as of May 1, 2006.


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

WITNESSES:
----------

                                     CHEVRON U.S.A INC.


(Signature Illegible)                By:    /s/ G.R. Cain
----------------------                      -----------------------------------
                                     Name:  G. R. Cain
/s/ Diane May                               -----------------------------------
----------------------               Title: Assistant Secretary & GOM Land
                                            -----------------------------------
                                            Manager
                                            -----------------------------------



                                     RIDGEWOOD ENERGY CORPORATION,
                                     MANAGER, RIDGEWOOD ENERGY Q FUND, LLC.


(Signature Illegible)                By:    /s/ W. Greg Tabor
--------------------                        -----------------------------------
                                     Name:  W. Greg Tabor
                                            -----------------------------------
(Signature Illegible)                Title: Executive Vice President
--------------------                        -----------------------------------


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